DSS AmericaFirst Defensive Growth Fund

Class A: DGQAX Class U: DGQUX Class I: DGQIX

DSS AmericaFirst Income Fund

Class A: AFPAX Class U: AFPUX Class I: AFPIX

DSS AmericaFirst Monthly Risk-On Risk-Off Fund

Class A: ABRFX Class U: ABRUX Class I: ABRWX

DSS AmericaFirst Large Cap Share Buyback Fund

Class A: SBQAX Class U: SBQUX Class I: SBQIX

Supplement dated May 1, 2023
to the Prospectus and Summary Prospectus each dated November 1, 2022, with respect to the Funds above

____________________________________________________________________________________

Effective May 1, 2023, Daniel Lew, CFA ® serves as the portfolio manager for the DSS AmericaFirst Defensive Growth Fund, DSS AmericaFirst Income Fund, DSS AmericaFirst Monthly Risk-On Risk-Off Fund, and DSS AmericaFirst Large Cap Share Buyback Fund (each a "Fund").  Any information in the Prospectus or a Summary Prospectus to the contrary should be disregarded.

All occurrences of the sentences "The Fund's strategy was developed by the Fund's portfolio manager." and "The strategy upon which the Fund is based was developed by the Fund's portfolio manager." should be disregarded.

The following supplements the information provided under each heading "Portfolio Manager:" and "Portfolio Manager" for each Fund

Portfolio Manager: Daniel Lew, CFA®, Portfolio Manager of the Advisor, serves as the Fund's Portfolio Manager.  He has served the Fund in this capacity since May 2023.

Portfolio Manager

Daniel Lew, CFA® is a Portfolio Manager of the Adviser, a position held since May 2023.  Mr. Lew was most recently Executive Vice President of Strategic Alliances at Secured Communications, Inc., a position held since August 2020.  He served as Senior Advisor to Secured Communications, Inc. from June 2020 to August 2020.  He is also Advisor to Molon Labe Designs (an airline seating equipment designer) since January 2018.  From 2015 to 2018, Mr. Lew was franchise owner and developer of uBreakiFix stores.

Mr. Lew has over 30 years of investment experience, and served as Managing Director, Senior Portfolio Manager at John Hsu Capital Management from 2013 to 2015; Senior Vice President, Portfolio Manager at AIG SunAmerica Asset Management from 2005 to 2013; Portfolio Manager at Citizens Advisers from 2003-2005; Senior Analyst at Strong Capital Management from 1997-2003; Senior Investment Consultant at William M. Mercer Investment Consulting from 1995-1997; Associate Director, Consulting at RogersCasey from 1993-1995; and Assistant Vice President at Equitable Capital from 1985 to 1993.

Mr. Lew holds an MBA in Finance from New York University Stern Graduate School of Business; and a BS in Computer Science from Columbia University School of Engineering and Applied Science.

The Statement of Additional Information dated November 1, 2022, and as supplemented April 25, 2023, and the Prospectus dated November 1, 2022, each provide information that you should know before investing in the Funds and should be retained for future reference.  The Prospectus and the Statement of Additional Information and supplement have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling shareholder services at 1-877-217-8501.

Please retain this Supplement for future reference.